Supplement dated November 17, 2008
to the

Buffalo Funds®
Prospectus dated July 30, 2008

Effective as of November 17, 2008, Jayhawk Capital Management, LLC resigned as the sub-advisor to the Buffalo Jayhawk China Fund (the “Fund”).  As a consequence, the Fund's investment advisor, Kornitzer Capital Management, Inc., has assumed sole responsibility for the management of the Fund’s portfolio, and Mr. John Kornitzer will serve as the Fund’s portfolio manager.  The Fund has also contemporaneously changed its name to “Buffalo China Fund”.

All references to Jayhawk, “Sub-Advisor” and Mr. Kent C. McCarthy are hereby deleted from the Prospectus.  Biographical information for Mr. Kornitzer can be found on page 58 of the Prospectus.

Please retain this Supplement with your Prospectus for future reference.

The date of this Prospectus supplement is November 17, 2008.

Supplement dated November 17, 2008
to the

Buffalo Funds®
Statement of Additional Information (“SAI”) dated July 30, 2008

Effective as of November 17, 2008, Jayhawk Capital Management, LLC resigned as the sub-advisor to the Buffalo Jayhawk China Fund (the “Fund”).  As a consequence, the Fund’s investment advisor, Kornitzer Capital Management, Inc., has assumed sole responsibility for the management of the Fund’s portfolio, and Mr. John Kornitzer will serve as the Fund’s portfolio manager.  The Fund has also contemporaneously changed its name to “Buffalo China Fund”.

All references to Jayhawk, “Sub-Advisor” and Mr. Kent C. McCarthy are hereby deleted from the SAI.  Biographical information for Mr. Kornitzer can be found on pages 39-44 of the SAI.

Please retain this Supplement with your SAI.

The date of this supplement is November 17, 2008.